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                                                                    Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 21, 2000, included in this annual report on Form 10-K, into the Company's previously filed registration statements (File Nos. 333-83059,333-79027, 333-79021) and to all reference to our Firm included herein.


/s/ Arthur Andersen LLP
-----------------------
    ARTHUR ANDERSEN LLP



Memphis, Tennessee
March 28, 2000.